UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 31, 2017

GARTNER, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14443	04-3099750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 10212
56 Top Gallant Road
Stamford, CT 06902-7747
(Address of Principal Executive Offices, including Zip Code)

(203) 316-1111
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 2, 2017, Gartner, Inc. (the “Company” or "Gartner" ) announced financial results for the three and nine months ended September 30, 2017. A copy of the Company’s Press Release is furnished herein as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 31, 2017, the Board of Directors (the “Board”) of Gartner, Inc. (the “Company”) elected Ms. Eileen Serra as a director, effective immediately. Ms. Serra has been a Senior Advisor of JPMorgan Chase & Co. since 2016, focusing on strategic growth initiatives across Chase Consumer and Community Banking businesses. From 2012 to 2016, she served as the CEO of Chase Card Services. Prior to joining Chase Card Services in 2006, Ms. Serra was a Managing Director at Merrill Lynch. She was a Senior Vice President at American Express and a partner at McKinsey & Company earlier in her career. Ms. Serra currently serves on the boards of Women’s Refugee Commission and Family Promise. As a director, Ms. Serra will participate in the compensation program applicable to all non-employee directors, which is described under the heading “The Board of Directors - Compensation of Directors” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 10, 2017. Ms. Serra has not yet been named to a Board committee.

ITEM 7.01. REGULATION FD DISCLOSURE.

On November 2, 2017, Gartner made available on its website at www.gartner.com the slide presentation furnished as Exhibit 99.2 to this Current Report on Form 8-K (the “Third Quarter 2017 Results”). The Company intends to use the Third Quarter 2017 Results slides in connection with its conference call that is scheduled for Thursday, November 2, 2017, regarding the Company’s results for the three and nine months ended September 30, 2017.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and in Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued November 2, 2017 with respect to financial results for Gartner, Inc. for the three and nine months ended September 30, 2017.
99.2	Gartner, Inc. Third Quarter 2017 Results slides dated November 2, 2017.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.

Date: November 2, 2017	By:	/s/ Craig W. Safian

Craig W. Safian Executive Vice President and Chief Financial Officer
EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued November 2, 2017 with respect to financial results for Gartner, Inc. for the three and nine months ended September 30, 2017.
99.2	Gartner, Inc. Third Quarter 2017 Results slides dated November 2, 2017.